Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 15. Subsequent Events
On January 31, 2022, Pardes Biosciences Sub, Inc., our wholly owned subsidiary, was merged with and into Pardes Biosciences, Inc., with Pardes Biosciences, Inc. being the surviving entity.
On February 28, 2022, we adopted the 2022 Inducement Plan (the “Inducement Plan”) and forms of award agreements thereunder, for the issuance of equity awards in connection with the hiring of new employees from time to time. The number of shares of common stock initially reserved under the Inducement Plan is 1,500,000. Awards under the Inducement Plan may only be granted to persons who (a) were not previously an employee or director of us or (b) are commencing employment with us following a bona fide period of non-employment,
in either case as an inducement material to the individual’s entering into employment with us and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c)(4).